UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2014

Bill Barrett Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32367	80-0000545
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1099 18th Street, Suite 2300 Denver, Colorado	80202
(Address of principal executive office)	(Zip Code)

(303) 293-9100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 4, 2014, the Company issued a press release with certain unaudited operating results for year-end 2013 and certain operating guidance for 2014. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. To the extent the press release contains material non-public information regarding the Company’s results of operations or financial condition for the year-ended December 31, 2013, the Company is furnishing the press release as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 7.01.	Regulation FD Disclosure.

Press Release

On February 4, 2014, the Company issued a press release with certain unaudited operating results for year-end 2013 and certain operating guidance for 2014. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Investor Event and Earnings Call Announcement

Credit Suisse Conference

Management will participate in investor meetings February 12-13, 2014 at the Credit Suisse Energy Summit 2014. The Company will post an updated investor presentation to be used for this event on Tuesday, February 11, 2014 at 5:00 p.m. Mountain time.

2013 Fourth Quarter and Year-end Earnings Release and Webcast

The Company plans to release its fourth quarter and year-end results after the market close on Thursday, February 20, 2014 and to host a conference to discuss results at 11:00 a.m. Eastern time (9:00 a.m. Mountain time) on February 21, 2014. Please join the webcast conference call live or for replay via the Internet at www.billbarrettcorp.com. To join by telephone, call 866-713-8563 (617-597-5311 international callers) with passcode 54178378. The webcast will remain on the Company’s website for approximately 30 days and a replay of the call will be available through February 28, 2014 at 888-286-8010 (617-801-6888 international) with passcode 62359572.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release, dated February 4, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2014	BILL BARRETT CORPORATION

	By:	/s/ Kenneth A. Wonstolen
Kenneth A. Wonstolen
Senior Vice President – General Counsel; and Secretary

3